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                                                           EXHIBIT 10.3

                             STOCK PLEDGE AGREEMENT

        STOCK PLEDGE AGREEMENT (as may be amended from time to time, this "Pledge Agreement"), dated as of July 26, 2000, between HENRY M. ZACHS (the "Pledgor"), and FLEET NATIONAL BANK (together with its successors and assigns, the "Lender"), a national banking association.

                                    RECITALS:

         A. The Lender has authorized a revolving credit loan (the "Loan") to ZIPLINK, INC., a Delaware corporation (the "Borrower"), in an amount not to exceed $10,000,000, or such lesser amount as shall not exceed the Borrowing Base (as defined in the hereafter-defined Loan Agreement).

         B. The Borrower has entered into a Revolving Loan and Security Agreement (as may be amended from time to time, the "Loan Agreement"), dated as of the date hereof, with the Lender, which provides for the extension of the Loan by the Lender to the Borrower on the terms and conditions therein set forth. Pursuant to the Loan Agreement, the Borrower has executed and delivered to the Lender its Revolving Loan Note in the stated principal amount of $10,000,000 (as may be amended from time to time, the "Note").

         C. The Lender has agreed to make the Loan to the Borrower on the condition, among other things, that (i) the Pledgor absolutely and unconditionally guaranty to the Lender repayment of the Loan pursuant to a Guaranty Agreement (as may be amended from time to time, the "Guaranty"), dated as of the date hereof, and (ii) the Pledgor grant to the Lender a first security interest in and lien upon the Collateral (as defined below), including no less 600,000 shares of the capital stock (or American Depository Receipts, if applicable) of Vodafone Airtouch PLC solely owned legally and beneficially by Pledgor, to secure Pledgor's obligations under the Guaranty, including all of the obligations of the Borrower under the Note, the Loan Agreement and the other Financing Documents (as hereinafter defined).

         D. The Pledgor desires that the Lender extend the Loan, and the Pledgor is willing to execute this Pledge Agreement in order to induce the Lender to extend the Loan to the Borrower.

                                   AGREEMENT:

         NOW THEREFORE, in order to induce the Lender to extend the Loan, and in consideration therefor, and in consideration of One Dollar ($1.00) and other good and valuable consideration to the Pledgor paid (the receipt and sufficiency of which is hereby acknowledged), the Pledgor hereby agrees with the Lender as follows:

                                    SECTION 1

                        INTERPRETATION OF THIS AGREEMENT

1.1      TERMS DEFINED

         As used in this Pledge Agreement, the following terms have the respective meanings set forth below or provided for in the section or other part of this Pledge Agreement referred to immediately following such term (such definitions to be equally applicable to both the singular and plural forms of the terms defined).

         ADDITIONAL SECURITIES -- has the meaning provided in Section 2.3 hereof.

         'ACCOUNT - has the meaning provided in the definition of Collateral.

         ADR - means the American depositary receipts (or any shares) of the Company held from time to time in the Account, initially as described in
Schedule 1 attached hereto.

         BORROWER -- has the meaning provided in the Recitals.

         BORROWING BASE -- has the meaning provided in the Loan Agreement.

         CODE -- means the Uniform Commercial Code as in effect in the State of Connecticut.

         COLLATERAL -- means all of the Pledgor's right, title and interest in, under and to the following, whether now owned or hereafter acquired:

         (a) that certain securities custody account number 0011650010, maintained with Fleet National Bank or any affiliate thereof that ordinarily provides securities custody services to customers of Fleet National Bank (the "Account");


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         (b)  (i) the ADRs; (ii) any and all shares of capital stock of the
Company, ADRs or other interests issued or distributed in respect of or attributable to the ADRs, whether by way of stock dividend, stock split, reclassification, readjustment, conversion or otherwise; and (iii) all rights and options of the Pledgor for the purchase of capital stock, ADRs or other interests of the Company held in respect of or attributable to the ADRs;

         (c) the Additional Securities, any and all shares of capital stock of any corporation issued or distributed in respect of or attributable to the Additional Securities, whether by way of stock dividend, stock split, reclassification, readjustment, conversion or otherwise, and any and all coupons or other rights to payment with respect to such Additional Securities, and all rights and options of the Pledgor for purchase of capital stock held in respect of or attributable to the Additional Securities;

         (d) any and all shares of capital stock of any corporation, and any and all coupons, notes, bonds, debentures or other rights to payment, issued or distributed in respect of or attributable to the ADRs or the Additional Securities, whether by way of merger, conversion, exchange or otherwise;

         (e) any and all distributions of cash or other Property made credited to, in respect of or attributable to the Account; and

         (f) all proceeds of the foregoing, and any replacements, additions or substitutions thereof or thereto and all accounts arising from the sale or disposition thereof.

         COMPANY -- means Vodafone Airtouch PLC, a public limited company incorporated in England and Wales.

         CONTROL AGREEMENT - has the meaning assigned to such term in the Loan Agreement.

         DEFAULTING EVENT -- has the meaning assigned to such term in the Loan Agreement.

         EVENT OF DEFAULT -- has the meaning assigned to such term in the Loan Agreement.

         FINANCIAL ASSETS - means any securities and other property held or maintained in the Account.

         FINANCING DOCUMENTS -- has the meaning assigned to such term in the Loan Agreement.


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         LENDER -- has the meaning provided in the introductory sentence.

         LIEN -- means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes, and the filing of any financing statement under the Uniform Commercial Code of any jurisdiction, or an agreement to give any of the foregoing. The term "Lien" includes reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances (including, with respect to stock, stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements) affecting Property. For the purposes of this Pledge Agreement, a Person shall be deemed to be the owner of any Property which it shall have acquired or holds subject to a conditional sale agreement, capital lease or other arrangement pursuant to which title to the Property shall have been retained by or vested in some other Person for security purposes and such retention or vesting shall be deemed to be a Lien.

         LOAN -- has the meaning provided in the Recitals.

         LOAN AGREEMENT -- has the meaning provided in the Recitals.

         NOTE -- has the meaning provided in the Recitals.

         PERSON -- means an individual, partnership, corporation, trust, limited liability company or unincorporated organization, and a government or agency or political subdivision thereof.

         PLEDGE AGREEMENT -- has the meaning provided in the introductory sentence.

         PLEDGOR -- has the meaning provided in the introductory sentence.

         PROPERTY -- means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

         SECURED OBLIGATIONS -- means, at any time, without duplication,

              (i) all obligations of the Pledgor under the Guaranty at such time;

              (ii) all obligations of the Borrower in respect of the payment of the principal and interest on the Note and under the Loan Agreement at such time;


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              (iii) all obligations of the Borrower under each of the Financing
Documents at such time;

              (iv) payment of any and all damages which the Lender may suffer as a result of the breach by the Borrower or the Pledgor of any obligation, covenant or undertaking under any of the Financing Documents; and

              (v) any extensions, renewals or amendments to any of the foregoing.

         SECURITY OR SECURITIES -- has the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

1.2      HEADINGS, ETC.

         The titles of the Sections appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

1.3      GOVERNING LAW

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT, WITHOUT REDGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                                    SECTION 2

                                   COLLATERAL


2.1      GRANT OF SECURITY INTEREST

         As security for the performance by the Pledgor of his obligations and undertakings under this Pledge Agreement, including the payment by the Borrower of the Secured Obligations and the performance by the Borrower of its other obligations and undertakings under the other Financing Documents, the Pledgor does hereby grant, bargain, convey, assign, transfer, mortgage, hypothecate, pledge, confirm and grant a continuing security interest to the Lender in and to the Collateral.


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2.2      DELIVERY OF CONTROL AGREEMENT; DELIVERY OF FINANCING STATEMENTS

         (a) The Pledgor shall execute a custody agreement in customary form and such other instructions or forms as may be necessary to establish and maintain a securities custody account with a securities intermediary. The Pledgor, the securities intermediary and the Lender shall enter the Control Agreement.

         (b) The Pledgor has executed and delivered to the Lender such financing statements as the Lender has requested, with respect to that portion of the Collateral in which a security interest may be perfected by the filing of a financing statement against the Pledgor.

2.3      ADDITIONAL SECURITIES

         Subject to the terms hereof, in the event that the Borrower desires to or is required to increase the Borrowing Base (but in no event higher than $10,000,000), the Pledgor shall be entitled to pledge to the Lender as additional collateral for the Loan readily marketable securities satisfying the following requirements (the "Additional Securities"):

         (a) Additional ADRs or any shares of common stock of the Company, which if restricted stock must have been held by the Pledgor for at least two
(2) years;

         (b) Publicly traded stock listed on the New York Stock Exchange, NASDAQ or the American Stock Exchange;

         (c) Publicly traded stock listed on other stock exchanges acceptable to the Lender in its sole and absolute discretion;

         (d) municipal bonds having the highest rating by a nationally recognized securities rating service; or

         (e)  United States Treasury bonds and notes.

         Notwithstanding the foregoing, Additional Securities shall not include
(i) any stock trading at less than $10.00 per share and (ii) any stock of Fleet Financial Group, Inc., or any successor thereto.

         In the event that the Pledgor pledges Additional Securities to the Lender, the Pledgor shall deliver to the securities intermediary under the Control Agreement all of the certificates evidencing the Additional Securities, in each case endorsed in blank or accompanied by appropriate undated stock or bond powers duly executed in blank. Additional Securities shall be subject to no Lien, claim, interest, title or right of any Person other than the Pledgor. Upon such delivery, the Additional Securities shall be


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subject to the security interest of the Lender created hereunder, and shall be subject to terms of this Pledge Agreement.

                                    SECTION 3

         REPRESENTATIONS, WARRANTIES AND COVENANTS CONCERNING COLLATERAL

3.1      TITLE; LIENS

         The Collateral is owned solely by the Pledgor and no other Person has any right, title, interest, claim or Lien thereon, or thereto.

3.2      SALE OF COLLATERAL; LIENS

         Except as specifically permitted by the Loan Agreement, the Pledgor,

         (a) will not sell, assign, pledge, hypothecate, grant a security interest with respect to (other than pursuant to this Pledge Agreement) or otherwise transfer any of the Collateral,

         (b) will keep all Collateral in existence on the date, and all Collateral acquired after the date, of execution of this Pledge Agreement, free from all Liens (other than Liens created by this Pledge Agreement),

         (c) will pay and discharge, when due, all taxes, levies and other charges upon any Collateral, and

         (d) will defend all Collateral against all claims of any Person other than the Lender.

3.3     VOTING RIGHTS CONCERNING STOCK

         (a) During the term of this Pledge Agreement, and so long as no Event of Default shall have occurred and be continuing beyond any applicable cure period and subject to the provisions of clause (b) of this Section 3.3, the Pledgor shall have the right to vote and receive all cash dividends paid with respect to the Collateral.

         (b) Upon the occurrence and during the continuance of an Event of Default beyond any applicable cure period, the Lender shall be entitled to exercise all voting powers pertaining to the Collateral and is hereby irrevocably appointed to vote the


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Collateral upon any corporate matter without the necessity of the execution of any other proxy or power of attorney.

         (c) For so long as the Pledgor has the right to vote any of the Financial Assets, Pledgor covenants and agrees that it will not, without the prior written consent of the Lender, vote or take any consensual action with respect to the Collateral which would constitute or result in a Defaulting Event or Event of Default.

3.4      NO RESTRICTIONS

         The Pledgor represents and warrants, as applicable, that the Collateral is fully paid and non-assessable and is transferable pursuant to Rule 144 promulgated by the Securities and Exchange Commission, and that the Pledgor has the right to vote, pledge and grant a security interest in or otherwise transfer the Collateral free of any encumbrance. The Pledgor is not and will not become an affiliate of the Company.

3.5      SUBSEQUENT CHANGES AFFECTING COLLATERAL

         The Pledgor represents and warrants that he has made his own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, without limitation, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights of the Financial Assets), and the Pledgor agrees that the Lender shall have no responsibility or liability for informing the Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

3.6      STOCK ADJUSTMENTS WITH RESPECT TO COLLATERAL

         In the event that, during the term of this Pledge Agreement, any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Company or other issuer of the Financial Assets, or any right or option included within the Collateral is exercised, or both, all new, substituted and additional shares, or other Securities issued by reason of any such change or exercise shall be delivered to and held by the Lender under the terms of this Pledge Agreement in the same manner as the Collateral originally pledged hereunder.

3.7      WARRANTS AND RIGHTS WITH RESPECT TO COLLATERAL

         In the event that, during the term of this Pledge Agreement, subscription warrants or any other rights or options shall be issued or exercised in connection with the Financial Assets, such warrants, rights and options and all new stock or other Securities acquired by the Pledgor in connection therewith shall be immediately assigned and delivered to the Lender to be held under the terms of this Pledge Agreement in the same manner as the Collateral originally pledged hereunder.


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3.8      REIMBURSEMENT

         The Pledgor shall pay any and all reasonable costs and expenses, including, without limitation, attorneys' fees, legal expenses and court costs, that the Lender may incur in enforcing, defending or protecting its Lien on, or rights and interest in, the Collateral, or any of its rights and remedies under this or any other agreement between the parties hereto or in respect of any of the transactions to be had thereunder or hereunder and, until paid by the Pledgor, such sums shall be considered as additional obligations owing by the Pledgor hereunder and, as such, shall be secured by all of the Collateral.

3.9      DISCLAIMER OF RESPONSIBILITY

         The Lender shall not in any way be responsible for failure to do any or all of the things for which rights, interests, powers and authorities are herein granted. The Lender shall be responsible only for the application of such cash or other property as it actually receives under the terms hereof; PROVIDED, HOWEVER, that the failure of the Lender to do any of the things or exercise any of the rights, interests, powers and authorities hereunder shall not be construed to be a waiver of any such things, interests, powers and authorities. Except to the extent specifically limited by applicable law (including, without limitation, Section 9-207 of the Code), the Lender shall not be liable or responsible in any way for the safekeeping of the Collateral or for any loss or damage thereto or for any diminution in the value thereof, all of which shall be at the sole risk of the Pledgor.

3.10     CONTRIBUTION OF ADDITIONAL SECURITIES

         To the extent that the aggregate outstanding principal amount of the Loan at any time exceeds the Borrowing Base, the Pledgor shall deliver to the Lender and subject to the terms of this Pledge Agreement Additional Securities so that such outstanding principal amount is equal to or less than the Borrowing Base.

3.11     FURTHER ASSURANCES

         So long as any of the Secured Obligations shall be outstanding, the Pledgor, at its expense, will timely execute, acknowledge, deliver, file and record, or will cause to be executed, acknowledged, delivered, filed or recorded, all such further instruments, transfers, financing statements, continuation statements and assurances as may be necessary or appropriate (and, in any event, as may be requested by the Lender) to subject to the Lien of this Pledge Agreement, and to preserve, continue and protect the Lien of this Pledge Agreement on, the Collateral, including, without limitation, any Collateral acquired after the date of this Pledge Agreement, or as the Lender may reasonably require for the better granting, bargaining, selling, remising, releasing,


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confirming, conveying, warranting, assigning, transferring, mortgaging, pledging, delivering and setting over to the Lender, and for perfecting the Lender's rights in, every part of the Collateral.

                                    SECTION 4

                              DEFAULTS -- REMEDIES

4.1      DEFAULT REMEDIES

         (a) If an Event of Default exists beyond any applicable cure period, the Lender may exercise all of the rights and remedies conferred in this Pledge Agreement and in each of the other Financing Documents, including, without limitation, the delivery of a Notice of Exclusive Control under and as defined in the Control Agreement, it being expressly understood that no such remedy is intended to be exclusive of any other remedy or remedies; but each and every remedy shall be cumulative and shall be in addition to every other remedy given in this Pledge Agreement or now or hereafter existing at law or in equity or by statute, and may be exercised from time to time as often as may be deemed expedient by the Lender.

         (b) If an Event of Default exists beyond any applicable cure period, the Lender may exercise all of the rights and remedies of a secured party under the Code and all of the rights and remedies in this Pledge Agreement or in any other Financing Document conferred, it being expressly understood that no such remedy is intended to be exclusive of any other remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given in this Pledge Agreement or in any other Financing Document or now or hereafter existing at law or in equity or by statute, and may be exercised from time to time as often as may be deemed expedient by the Lender.

         (c) The Lender may, upon the occurrence and during the continuance of an Event of Default beyond any applicable cure period, without prior notice and at its option, transfer or register the Collateral or any part thereof into its or its nominee's name, with or without any indication that such Collateral is subject to the security interest hereunder. The Lender shall notify the Pledgor of any such transfer or reregistration as soon thereafter as is practicable.

         (d) If an Event of Default exists beyond any applicable cure period, the Lender shall have the right, at any time or from time to time, to sell any or all of the Collateral; PROVIDED THAT, the Lender shall use its good faith efforts to limit its sale of the Collateral to only that portion thereof which shall be sufficient to discharge in full the Secured Obligations. In connection with any sale of Collateral by the Lender, in


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the exercise of its remedies hereunder the Lender shall have the right to execute any document or form, in its name or the name of the Pledgor, that may be necessary in connection with such sale.

         (e) The Pledgor and the Lender agree that ten (10) days' notice to the Pledgor of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such reasonable locations as the Lender shall designate in such notice. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived by the Pledgor. Sales for cash, or on credit at any public or private sale are all hereby deemed (without limitation) to be commercially reasonable (as defined in the Code). The Lender shall have the right to bid at any such public sale.

         (f) If an Event of Default exists beyond any applicable cure period, the Lender may also, with or without proceeding with sale or foreclosure or demanding payment of the Secured Obligations, to the extent and in the manner permitted by applicable law, appropriate and apply to the payment of the Secured Obligations and the other obligations secured under this Pledge Agreement any and all Collateral in its possession, and any and all balances, credits, deposit accounts, reserves or other moneys due or owing to the Pledgor held by the Lender under this Pledge Agreement or otherwise.

         (g) The Pledgor will pay to the Lender all reasonable expenses (including court costs and attorneys' fees and expenses) of, or incident to, the enforcement of any of the provisions of this Pledge Agreement and all other charges due against the Collateral, including, without limitation, taxes, assessments, security interests, Liens or encumbrances upon the Collateral and any expenses, including transfer or other taxes, arising in connection with any sale, transfer or other disposition of Collateral.

4.2      PRIVATE SALE

         (a) If at any time when the Lender shall determine to exercise its right to sell all or any part of the Collateral pursuant to Section 4, the Lender may, in its sole and absolute discretion, sell the Pledged Stock or part thereof by private sale in such manner and under such circumstances as the Lender may deem necessary or advisable; PROVIDED that at least ten (10) days notice of the time and place of any such sale shall be given to Pledgor. Without limiting the generality of the foregoing, in any such event, the Lender, in its sole and absolute discretion, (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering the Securities included in the Collateral or any part thereof shall have been filed under the Securities Act of 1933, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of the Securities included in the Collateral or any


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part thereof. In the event of such sale, the Lender shall incur no responsibility or liability for selling all or any part of the Securities included in the Collateral at a price which the Lender may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized.

         (b) If the Lender shall, pursuant to the terms of this Pledge Agreement, sell or cause the Securities included in the Collateral or any portion thereof to be sold at a private sale, (i) the Lender shall have the right to rely upon the advice and opinion of any brokerage or investment firm having recognized expertise and experience in connection with securities of similar companies (but shall not be obligated to seek such advice) as to the best manner in which to present the Securities included in the Collateral for sale and as to the best price reasonably obtainable at the private sale thereof; and (ii) such reliance and the following of such advice shall be presumptive evidence that the Lender has handled such disposition in a commercially reasonable manner.

4.3      OTHER ENFORCEMENT RIGHTS

         The Lender may proceed to protect and enforce this Pledge Agreement by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement in this Pledge Agreement contained or in execution or aid of any power in this Pledge Agreement granted, or for foreclosure under this Pledge Agreement, or for the appointment of a receiver or receivers for the Collateral or any part thereof, or for the recovery of judgment for the obligations secured by this Pledge Agreement or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

4.4      EFFECT OF SALE, ETC.

         (a) Any sale or sales pursuant to the provisions of this Pledge Agreement, whether under any right or power granted hereby or pursuant to any legal proceedings, shall operate to divest the Pledgor of all right, title, interest, claim and demand whatsoever, either at law or in equity, of, in and to the Collateral, or any part thereof, so sold, and any Property so sold shall be free and clear of any and all rights of redemption by, through or under the Pledgor.

         (b) The receipt by the Lender, or by any Person authorized under any judicial proceedings to make any such sale, of the proceeds of any such sale shall be a sufficient discharge to any purchaser of the Collateral, or of any part thereof, sold as aforesaid; and no such purchaser shall be bound to see to the application of such proceeds, or be bound to inquire as to the authorization, necessity or propriety of any such sale.


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4.5      DELAY OR OMISSION; NO WAIVER

         No course of dealing on the part of the Lender nor any delay or failure on the part of the Lender to exercise any right shall impair such right or operate as a waiver of such right or otherwise prejudice the Lender's rights, powers and remedies. No waiver by the Lender of any Defaulting Event or Event of Default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent Defaulting Event or Event of Default, or to impair the rights resulting therefrom except as may be otherwise expressly provided in this Pledge Agreement. Every right and remedy given by this Pledge Agreement, by any other Financing Document or by law to the Lender may be exercised from time to time as often as may be deemed expedient by the Lender.

4.6      RESTORATION OF RIGHTS AND REMEDIES

         If the Lender shall have instituted any proceeding to enforce any right or remedy under this Pledge Agreement or under any other Financing Document and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Lender, then and in every such case the Lender and the Pledgor shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions under this Pledge Agreement and under the other Financing Documents, and thereafter all rights and remedies of the Lender shall continue as though no such proceeding had been instituted.

4.7      APPLICATION OF PROCEEDS

         The proceeds of any exercise of rights with respect to the Collateral, or any part thereof, and the proceeds of any remedy under this Pledge Agreement or with respect to the Financing Documents shall be paid to and applied as follows, and in the following order of priority:

         (a) First, to the payment of costs and expenses of foreclosure or suit, if any, and of such sale, and of all proper and reasonable expenses, liability and advances, including legal expenses and attorneys' fees, incurred or made under this Pledge Agreement or any other Financing Document by the Lender and of all taxes, assessments or Liens superior to the Lien of these presents;

         (b) Second, to the payment of late charges and other costs under the Note, Loan Agreement or other Financing Documents;

         (c) Third, to the payment of the accrued and unpaid interest on the Note outstanding at such time;


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         (d)  Fourth to the payment of the unpaid principal amount of the Note outstanding at such time;

         (e) Fifth, to the payment of any other Secured Obligations outstanding at such time;

         (f) Sixth, to the payment of the surplus, if any, to the Pledgor, his successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

If there be a deficiency, the Pledgor shall remain liable therefor and shall forthwith pay the amount of any such deficiency to the Lender.

4.8      CUMULATIVE REMEDIES

         No remedy under this Pledge Agreement or under any other Financing Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Pledge Agreement or under any other Financing Document or otherwise existing; nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment or performance of the Secured Obligations operate to prejudice, waive or affect the security of this Pledge Agreement or any rights, powers or remedies under this Pledge Agreement, nor shall the Lender be required to look first to, enforce or exhaust any such other or additional security, collateral or guaranties.

4.9      WAIVERS BY THE PLEDGOR

         (a) The Pledgor waives presentment and demand for payment of any of the Secured Obligations, protest and notice of dishonor or default with respect to any of the Secured Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided in this Pledge Agreement or in the other Financing Documents.

         (b) The Pledgor covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advance of, any stay, valuation, appraisal, redemption or extension law now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Pledge Agreement or any other Financing Document; and the Pledgor hereby expressly waives and relinquishes all benefit and advance of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Pledge Agreement or therein granted and delegated to the Lender, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

                                    SECTION 5

                                  MISCELLANEOUS

5.1      NOTICES

         All notices or other communications required or permitted to be given under this Pledge Agreement shall be considered properly given if sent by a nationally recognized overnight messenger service or mailed first class United States mail, postage prepaid, registered or certified mail, with return receipt requested, or by delivery of same to the address listed below by prepaid messenger or telegram, as follows:

If to Pledgor:          Henry M. Zachs
                        c/o ZIPLINK, INC.
                        40 Woodland Street
                        Hartford, Connecticut 06105

                        With a copy to:

                        Brenner, Saltzman & Wallman
                        271 Whitney Avenue
                        New Haven, Connecticut 06511
                        Attn:  Wayne A. Martino

If to Lender:           Fleet National Bank
                        777 Main Street
                        Hartford, Connecticut 06115
                        Attention: Brian Howard, Private Clients Group
                                   Mail Stop:  CTEH40203A

or such other place as any party hereto may be notified in writing as a place for service or notice hereunder. Notice so sent shall be effective upon delivery to such address, whether or not receipt thereof is acknowledged or is refused by the addressee or any person at such address.

5.2      SURVIVAL

         All warranties, representations, certifications and covenants made by the Pledgor in this Pledge Agreement and in the other Financing Documents or in any certificate or other document or instrument delivered by it or on behalf of it under this Pledge Agreement or any other Financing Document shall be considered to have been relied upon by the Lender and shall survive the delivery of any instrument or other document evidencing the same regardless of any investigation made by the Lender.

5.3      SUCCESSORS AND ASSIGNS

         Whenever any of the parties to this Pledge Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party, and all the covenants, promises and agreements in this Pledge Agreement contained by or on behalf of either or both of the Pledgor or by or on behalf of the Lender, shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

5.4      WAIVER AND AMENDMENT

         No provision of this Pledge Agreement will be waived, amended, modified or supplemented except by a written instrument executed by the Pledgor and the Lender.

5.5      PARTIAL INVALIDITY

         The unenforceability or invalidity of any provision or provisions of this Pledge Agreement shall not render any other provision or provisions contained in this Pledge Agreement unenforceable or invalid.

5.6      POWER OF ATTORNEY

         The Pledgor hereby makes, constitutes and appoints the Lender the true and lawful agent and attorney in fact of the Pledgor, with full power of substitution,

         (a) if an Event of Default exists, and to the fullest extent permitted by applicable law, to transfer any of the Pledged Stock on the books of the issuer thereof to the name of the Lender or its nominee;

         (b) if an Event of Default exists, to sign the name of the Pledgor to assignments and notices of assignments, financing statements, continuation statements or other public records or notices and all other instruments and documents necessary or appropriate to perfect or maintain the Lien on Collateral in favor of the Lender hereunder; and

         (c) to do any and all things necessary to take such action in the name and on behalf of the Pledgor to carry out the provisions of this Pledge Agreement, including, without limitation, the grant of the security interest granted to the Lender with respect to the Collateral and the Lender's rights created under this Pledge Agreement after a request by the Lender to take any action, and the failure or refusal of the Pledgor to comply with such request within five (5) business days. The Pledgor agrees, in the absence of willful wrongdoing or gross negligence, that neither the Lender nor any of its agents, designees or attorneys-in-fact will be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law with respect to the exercise of the power of attorney granted under this Section 5.6. The power of attorney granted under this Section 5.6 is coupled with an interest and shall be irrevocable so long as any Secured Obligation remains outstanding.

5.7      TERM OF PLEDGE AGREEMENT

         This Pledge Agreement shall be and remain in full force and effect so long as any Secured Obligations are outstanding.


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                                      -17-

         IN WITNESS WHEREOF, the Pledgor has duly executed and delivered this Pledge Agreement and the Lender has caused this Pledge Agreement to be executed by an authorized officer, each as of the day and year first above written.


                                  /s/ Henry M. Zachs
                                  ------------------------------------
                                  HENRY M. ZACHS



                                  FLEET NATIONAL BANK



                                  By: /s/ Brian A. Howard
                                      --------------------------------
                                      Name: Brian A. Howard
                                      Title: Vice President